                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):   June 19, 1998
                                                  ------------------


                               CISCO SYSTEMS, INC.
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


        California                    0-18225                  77-0059951
----------------------------        -----------               -------------
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)           Identification No.)


170 West Tasman Drive, San Jose, California                     95134
-------------------------------------------                   ----------
(Address of principal executive offices)                      (Zip Code)


Company's telephone number, including area code:   (408) 526-4000
                                                 -------------------



         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

               On June 18, 1998, Lucent Technologies, Inc. ("Lucent") brought suit in the Federal District Court in Delaware alleging that the Registrant was infringing eight patents related to data networking. The suit seeks monetary damages and injunctive relief. The Registrant challenged the validity of the claims asserted in the suit in a press release issued on June 19, 1998. A copy of the press release issued by the Registrant on June 19, 1998 concerning the foregoing matter is filed herewith as Exhibit 20.1 and is incorporated herein by reference.


                                       2.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

               (a) Financial Statements of Businesses Acquired. Not applicable.

               (b)            Pro Forma Financial Information. Not applicable.

               (c)            Exhibits:


             Exhibit
             Number

               20.1 Press Release of the Registrant, dated June 19, 1998, responding to a lawsuit filed by Lucent Technologies, Inc. against the Registrant.


                                       3.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CISCO SYSTEMS, INC.



Dated:  July 9, 1998            By:  /s/ Larry R. Carter
                                ------------------------------------------
                                Larry R. Carter, Senior Vice President,
                                Finance and Administration,
                                Chief Financial Officer and Secretary


                                       4.

                                  EXHIBIT INDEX


                             DESCRIPTION OF DOCUMENT

 Exhibit
 Number
  20.1 Press Release of the Registrant, dated June 19, 1998, responding to a lawsuit filed by Lucent Technologies, Inc. against the Registrant.


                                       5.